LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

COLLECTION PERIOD:   DECEMBER 1-31, 2003              PAYMENT DATE: JAN 15 2004
Determination Date:  Jan 09 2004                      Report Branch:2031

---------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                  TOTAL       CLASS A-1       CLASS A-2      CLASS A-3     CLASS A-4       CLASS A        CLASS B
---------------------------------------------------------------------------------------------------------------------------------
Class Percentages               100.00%         18.20%          26.00%        27.20%         25.60%         97.00%         3.00%
Original Pool Balance    250,000,000.00  45,500,000.00   65,000,000.00 68,000,000.00  64,000,000.00 242,500,000.00  7,500,000.00
Note Balance Total       250,000,000.00  45,500,000.00   65,000,000.00 68,000,000.00  64,000,000.00 242,500,000.00  7,500,000.00
Number of Contracts              14,124
Class Pass Through Rates                       1.2875%         1.4910%       2.0210%        2.7730%                      8.5000%
Senior Strip                   0.25000%
Servicing Fee Rate             2.20000%
Indenture Trustee Fee          0.00350%
Custodian Fee                  0.02000%
Backup Servicer Fee            0.02150%
Insurance Premium Fee          0.35000%

Initial Weighted Average
   APR                        12.65830%
Initial Weighted Average
   Monthly Dealer
   Participation Fee Rate      0.00050%
Initial Weighted Average
   Adjusted APR (net of
   Monthly Dealer
   Participation) of
   Remaining Portfolio        12.65780%
Initial Weighted Average
   Remaining Term                 64.00
Initial Weighted Average
   Original Term                  68.00



---------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
   Balances                  Total        Class A-1       Class A-2      Class A-3     Class A-4       Class A        Class B
---------------------------------------------------------------------------------------------------------------------------------
BOP:
Total Pool Balance       187,744,643.35           0.00   50,112,304.06 68,000,000.00  64,000,000.00 182,112,304.06  5,632,339.29
Total Note Balance       182,352,851.13           0.00   50,112,304.06 68,000,000.00  64,000,000.00 182,112,304.06    240,547.07

EOP:
Class Percentages               100.00%                                                                     97.00%         3.00%
Number of Current Month
   Closed Contracts                 287
Number of Reopened Loans              0
Number of Contracts - EOP        11,077
Total Pool Balance - EOP 181,732,178.59           0.00   44,280,213.24 68,000,000.00  64,000,000.00 176,280,213.24  5,451,965.35
Total Note Balance - EOP 176,280,213.24           0.00   44,280,213.24 68,000,000.00  64,000,000.00 176,280,213.24          0.00

Class Collateral
   Pool Factors              0.70512085     0.00000000      0.68123405    1.00000000     1.00000000                   0.00000000

Weighted Average APR of
   Remaining Portfolio        12.60364%
Weighted Average Monthly
   Dealer Participation
   Fee Rate                    0.00005%
Weighted Average Adjusted
   APR (net of Monthly
   Dealer Participation)
   of Remaining Portfolio     12.60359%
Weighted Average
   Remaining Term                 55.07
Weighted Average
   Original Term                  68.39

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                CONTRACTS
----------------------------------------------------------------------------------------------------
Monthly Payments:
   Principal                                              2,529,301.79
   Interest                                               1,940,234.27
Early Payoffs:
   Principal Collected                                    2,372,072.39
   Early Payoff Excess Servicing Compensation                   365.11
   Early Payoff Principal Net of Rule of 78s Adj.         2,371,707.28           200
   Interest                                                  22,055.41
Liquidated Receivable:
   Principal Collected                                       71,064.41
   Liquidated Receivable Excess Servicing Compensation            0.00
   Liquidated Receivable Principal Net of Rule of 78s Adj.   71,064.41            87
   Interest                                                  (1,173.46)
Cram Down Loss:
   Principal                                                      0.00
Purchase Amount:
   Principal                                                      0.00             0
   Interest                                                       0.00
                         Total Principal                  4,972,073.48
                         Total Interest                   1,961,116.22
                         Total Principal and Interest     6,933,189.70
Recoveries                                                  361,986.54
Excess Servicing Compensation                                   365.11
Late Fees & Miscellaneous Fees                               38,158.71
Collection Account Customer Cash                          7,333,700.06
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                          3,955.26
Servicer Simple Interest Shortfall or (Excess)              (53,256.78)
Simple Interest Excess to Spread Account                          0.00
Available Funds                                           7,284,398.54

----------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                                                           DISTRIBUTION      SHORTFALL / DRAW
DISTRIBUTION                                                                  AMOUNT         DEFICIENCY CLAIM
---------------------------------------------------------------------------------------------------------------
                                                                            7,284,398.54
Monthly Dealer Participation Fee                                  0.12      7,284,398.42               0.00
Prior Unpaid Dealer Participation Fee                             0.00      7,284,398.42
Servicing Fees:
   Current Month Servicing Fee                              344,198.51
   Prior Period Unpaid Servicing Fee                              0.00
   Late Fees & Miscellaneous Fees                            38,158.71
   Excess Servicing Compensation                                365.11
   Total Servicing Fees:                                    382,722.33      6,901,676.09               0.00
Senior Strip:                                                39,113.47      6,862,562.62               0.00
Certificate Insurer:                    Premium              53,116.09      6,809,446.53               0.00
Indenture Trustee Fee                                           531.86      6,808,914.67               0.00
Custodian Fee                                                 3,129.08      6,805,785.59               0.00
Backup Servicer Fee                                           3,363.76      6,802,421.83               0.00
Prior Unpaid Certificate Insurer Premium                          0.00      6,802,421.83               0.00
Prior Unpaid Indenture Trustee Fee                                0.00      6,802,421.83               0.00
Prior Unpaid Custodian Fee                                        0.00      6,802,421.83               0.00
Prior Unpaid Backup Servicing Fee                                 0.00      6,802,421.83               0.00
------------------------------------------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

---------------------------------------------------------------------------------------------------------------
                                                                             DISTRIBUTION     SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                          AMOUNT        DEFICIENCY CLAIM
---------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest: Current Month                            0.00        6,802,421.83              0.00
                         Prior Carryover Shortfall                0.00        6,802,421.83
Class A-2 Note Interest: Current Month                       62,264.54        6,740,157.29              0.00
                         Prior Carryover Shortfall                0.00        6,740,157.29
Class A-3 Note Interest: Current Month                      114,523.33        6,625,633.96              0.00
                         Prior Carryover Shortfall                0.00        6,625,633.96
Class A-4 Note Interest: Current Month                      147,893.33        6,477,740.63              0.00
                         Prior Carryover Shortfall                0.00        6,477,740.63
Class A-1 Note Principal:Current Month                            0.00        6,477,740.63              0.00
                         Prior Carryover Shortfall                0.00        6,477,740.63
Class A-2 Note Principal:Current Month                    5,832,090.82          645,649.81              0.00
                         Prior Carryover Shortfall                0.00          645,649.81
Class A-3 Note Principal:Current Month                            0.00          645,649.81              0.00
                         Prior Carryover Shortfall                0.00          645,649.81
Class A-4 Note Principal:Current Month                            0.00          645,649.81              0.00
                         Prior Carryover Shortfall                0.00          645,649.81
Certificate Insurer:     Reimbursement Obligations                0.00          645,649.81              0.00
Expenses:                Trust Collateral Agent                   0.00          645,649.81              0.00
                         Indenture Trustee                        0.00          645,649.81              0.00
                         Custodian                                0.00          645,649.81              0.00
                         Backup Servicer                          0.00          645,649.81              0.00
Senior Strip Allocation                                           0.00          645,649.81
Class B Note Interest:   Current Month                        1,703.88          643,945.93              0.00
                         Prior Carryover Shortfall                0.00          643,945.93
Distribution to the Class B Reserve Account                       0.00          643,945.93
Distribution (from) the Class B Reserve Account                   0.00          643,945.93
Distribution to (from) the Spread Account                   643,945.93                0.00

---------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
---------------------------------------------------------------------------------------------------------------

Liquidated Receivables:
   BOP Liquidated Receivable Principal Balance            1,111,455.69
   Liquidation Principal Proceeds                            71,064.41
   Principal Loss                                         1,040,391.28
   Prior Month Cumulative Principal Loss LTD              7,446,218.10
   Cumulative Principal Loss LTD                          8,486,609.38

---------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
---------------------------------------------------------------------------------------------------------------


                                                                % OF TOTAL
DELINQUENCY STATUS:      # OF CONTRACTS         AMOUNT         POOL BALANCE
Current                           7,926     132,004,673.26         72.64%
1-29 Days                         2,770      45,276,453.69         24.91%
30-59 Days                          158       1,876,658.85          1.03%
60-89 Days                          115       1,415,897.07          0.78%
90-119 Days                          64         716,841.74          0.39%
120 Days or More                     44         441,653.98          0.24%
Total                            11,077     181,732,178.59        100.00%

TRIGGER ANALYSIS:
(SEE PAGE 5 OF 5 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)


                            Current     Trigger      Trigger    Event of Default  Event of
                             Month     Threshold      Event       Threshold        Default
Average Delinquency Ratio   1.77830%     6.00%         NO           8.00%            NO
Cumulative Default Rate      4.06%       9.08%         NO          10.45%            NO
Cumulative Loss Rate         2.06%       4.84%         NO           6.05%            NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

-----------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
-----------------------------------------------------------------------------------------------------------------------------
Repossession Statistics:
                            CERTIFICATE INVENTORY                                           RECOVERY INVENTORY
                             # OF CONTRACTS       AMOUNT *                                    # OF CONTRACTS    AMOUNT *
     Prior Month Inventory          33         669,848.53             Prior Month Inventory         18         359,754.38
               Repurchased           0               0.00                       Repurchased          0               0.00
Adj. Prior Month Inventory          33         669,848.53    Adjusted Prior Month Inventory         18         359,754.38
       Current Month Repos          34         656,839.83               Current Month Repos         42         761,285.33
 Repos Actually Liquidated          29         552,770.87      Repos from Trust Liquidation          1          27,709.47
          Repos Liquidated                                        Repos Actually Liquidated         41         741,961.44
            at 60+ or 150+           1          27,709.47
             Dealer Payoff           0               0.00                     Dealer Payoff          0               0.00
          Redeemed / Cured           0               0.00                  Redeemed / Cured          0               0.00
           Purchased Repos           0               0.00                   Purchased Repos          0               0.00
   Current Month Inventory          37         746,208.02           Current Month Inventory         20         406,787.74



* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE STATISTICS:

                         # OF CONTRACTS     AMOUNT
Current Month Balance                87   1,111,455.69
Cumulative Balance                  628   9,285,433.34
Current Month Proceeds                       69,890.95
Cumulative Proceeds                         795,821.80
Current Month Recoveries                    361,986.54
Cumulative Recoveries                     3,331,540.61


                                        RECEIVABLES LIQUIDATED AT 150 OR
                                        MORE DAYS DELINQUENT, 60 OR MORE
                                        DAYS PAST THE DATE AVAILABLE FOR SALE                 CUMULATIVE RECEIVABLES
                                        AND BY ELECTION:                                      LIQUIDATED AT 150+ AND 60+:
                                           Balance           Units                                 Balance          Units
Prior Month                                  61,357.98                 2                              17,685.69           2.00
Current Trust Liquidation Balance            55,894.66                 7                              55,894.66           7.00
Current Monthly Principal Payments             (323.18)
Reopened Loan Due to NSF                     (1,093.27)                1
Current Repurchases                               0.00                 0
Current Recovery Sale Proceeds                    0.00                (1)
Deficiency Balance of Sold Vehicles           1,093.27
EOP                                         116,929.46                 9                              73,580.35           9.00

SPREAD ACCOUNT RECONCILIATION
                                                       REQUISITE AMOUNT:        14,538,574.29
Total Deposit                            11,125,000.00
BOP Balance                              15,019,571.47
Remaining Distribution Amount               643,945.93
Simple Interest Excess to Spread Account             -
Investment Income                            11,352.53
Current Month Draw                                   -
EOP Balance Prior to Distribution        15,674,869.93

Current Spread Account Release Amount     1,136,295.64

EOP Balance                              14,538,574.29

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

--------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
--------------------------------------------------------------------------------
CLASS B RESERVE ACCOUNT RECONCILIATION

                                                                      SPECIFIED CLASS
                                                                            B RESERVE
                                                                             BALANCE:      0.00


Total Deposit                                           2,187,500.00
BOP Balance                                             1,574,060.53
Excess Due Class B Reserve  From Spread Account         1,136,295.64
Senior Strip                                                       -
Investment Income                                           1,213.43
Current Month Draw                                                 -
EOP Balance Prior to Distribution                       2,711,569.60

Class B Reserve Account Release Amount                  2,711,569.60

EOP Balance                                                        -

   Class B Principal Payment Amount                       240,547.07

   Distribution to Certificateholder                    2,471,022.53

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

----------------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                                CUMULATIVE GROSS DEFAULT:
----------------------------------------------------------------------------------------------------------------------
        UP TO MONTH    TRIGGER EVENT    EVENT OF DEFAULT        UP TO MONTH       TRIGGER EVENT     EVENT OF DEFAULT
             3             1.21%            1.82%                    3                2.42%               3.93%
             6             2.42%            3.33%                    6                4.84%               6.05%
             9             3.03%            4.24%                    9                5.75%               7.15%
            12             4.84%            6.05%                   12                9.08%              10.45%
            15             5.50%            6.88%                   15                10.45%             12.65%
            18             6.60%            8.25%                   18                13.20%             15.13%
            21             7.70%            9.63%                   21                14.30%             17.60%
            24             8.53%            10.45%                  24                15.68%             19.25%
            27             9.08%            11.28%                  27                16.50%             20.63%
            30             9.90%            12.10%                  30                18.15%             22.00%
            33             10.45%           12.93%                  33                19.25%             23.65%
            36             11.00%           13.48%                  36                20.08%             24.75%
            39             11.28%           13.75%                  39                20.63%             25.30%
            42             11.55%           14.30%                  42                21.45%             26.13%
            45             11.55%           14.30%                  45                22.00%             26.13%
            48             11.55%           14.30%                  48                22.00%             26.13%
            51             11.55%           14.30%                  51                22.00%             26.13%
            54             11.55%           14.30%                  54                22.00%             26.13%
            57             11.55%           14.30%                  57                22.00%             26.13%
            60             11.55%           14.30%                  60                22.00%             26.13%
            63             11.55%           14.30%                  63                22.00%             26.13%
            66             11.55%           14.30%                  66                22.00%             26.13%
            69             11.55%           14.30%                  69                22.00%             26.13%
            72             11.55%           14.30%                  72                22.00%             26.13%
----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:
-------------------------------------------------------------------------
        Up to Month                     TRIGGER EVENT  EVENT OF DEFAULT
                      12                    6.00%            8.00%
                      24                    7.00%            9.00%
                      72                    8.00%           10.00%
-------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A



Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of December 31, 2003 and were performed in conformity with the Sale and Servicing Agreement dated March 1, 2003.




-------------------------




/s/ Maureen E. Morley
-------------------------
Maureen E. Morley
Vice President and Controller